SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000

                    ----------------------------------------


                            THERMO ECOTEK CORPORATION
                     --------------------------------------
             (Exact name of Registrant as specified in its charter)


Delaware                           1-13572                            04-3072335
--------------------------------------------------------------------------------
(State or other                  (Commission                    (I.R.S. Employer
jurisdiction of                  File Number)             Identification Number)
incorporation or
organization)


245 Winter Street
Waltham, Massachusetts                                                    02451
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (781) 622-1000
                         (Registrant's telephone number
                              including area code)

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to Thermo Ecotek Corporation's Annual Report on Form 10-K, as amended, for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: transition of business focus, the Registrant's acquisition strategy, government regulation and approvals, project development and operations, access to capital, community support, the impact of competition, increased fuel prices and reduced availability of fuel, international operations, the biopesticides business, dependence on utility customers, and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable.

         (b)      Pro Forma Financial Information: not applicable.

         (c)      Exhibits

                  99       Press Release dated January 31, 2000.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                                 THERMO ECOTEK CORPORATION


                                                 By:/s/ Theo Melas-Kyriazi
                                                    ----------------------------
                                                    Theo Melas-Kyriazi
                                                    Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                        THERMO ECOTEK TO BE TAKEN PRIVATE

WALTHAM, Mass., January 31, 2000 - Thermo Ecotek Corporation (ASE-TCK) announced today that its parent company, Thermo Electron Corporation (NYSE-TMO), will acquire the minority interest in Thermo Ecotek by exchanging 0.431 shares of Thermo Electron common stock for each share of Thermo Ecotek common stock. In addition, the company intends to seek a buyer for its biopesticides subsidiary, Thermo Trilogy Corporation. These actions are part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         Brian D. Holt, president and chief executive officer of Thermo Ecotek, said, "Thermo Electron has made the decision to focus on its instrumentation business and is therefore evaluating its strategic options for Thermo Ecotek. In the meantime, we will continue to pursue opportunities for upgrading and expanding existing power plants, such as our repowering projects in California and Florida, which we believe hold promise in the deregulated energy market. Proceeds from the termination of our Delano and Gorbell power-purchase agreements will help us fund this effort."

         Thermo Electron currently owns approximately 93.7 percent of the outstanding shares of Thermo Ecotek's common stock. Because Thermo Electron's ownership is more than 90 percent, Thermo Electron will acquire the minority interest through a "short-form" merger in Delaware.

         The proposed short-form merger of Thermo Ecotek will require Securities and Exchange Commission clearance of necessary filings; it will not require Thermo Ecotek board or shareholder approval.

         Obligations under Thermo Ecotek's 0% convertible subordinated debentures due March 15, 2001, and its 4.88% convertible subordinated debentures due April 15, 2004, will be assumed by Thermo Electron in the merger, and the debentures will become convertible into Thermo Electron common stock.

         Thermo Electron expects to complete this transaction by the end of the second quarter of 2000.

         Thermo Ecotek Corporation is an environmental company involved in clean power resources, clean fuels, and, through its biopesticides subsidiary, Thermo Trilogy Corporation, naturally derived products for protecting crops. More information is available on the Internet at http://www.thermo.com/subsid/tck1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K, as amended, for the fiscal year ended October 2, 1999. These include risks and uncertainties relating to: transition of business focus, the company's acquisition strategy, government regulation and approvals, project development and operations, access to capital, community support, the impact of competition, increased fuel prices and reduced availability of fuel, international operations, the biopesticides business, dependence on utility customers, and the potential impact of the year 2000 on processing date-sensitive information.